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                                                                    EXHIBIT 99.2


     [LOGO OF PATTERSON DENTAL COMPANY]                  Nasdaq NMS: PDCO

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             Expanding Patterson's Growth Opportunities by Entering
             the Companion-Pet Veterinarian Supplies Market through
            the Acquisition of J.A. Webster, a Leading Full-Service,
                             Value-Added Distributor



                                              [LOGO OF PATTERSON DENTAL COMPANY]
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[LOGO] Forward-Looking Statements

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       This presentation contains forward-looking statements as defined in the
       Private Securities Litigation Reform Act of 1995. Forward-looking statements are information of a non-historical nature and may be affected by risks and uncertainties which are inherent in the Company's business and beyond the ability of the Company to control. Such risks and uncertainties could cause actual results to differ materially from those anticipated. Accordingly, these risks are qualified in their entirety by the cautionary language contained in the Company's filings with the Securities and Exchange Commission.

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[LOGO] Transaction Overview

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          .  Patterson acquired assets of J.A. Webster for $92.5 million

               |X| $81.8 million paid in cash

               |X| $10.7 million paid in stock to three J.A. Webster
                   shareholders

          .  Transaction includes earn-out

               |X| Subject to minimum revenue hurdles

               |X| Five-year term

          .  Issued shares subject to three-year lock-up

          .  J.A. Webster senior management team to join Patterson

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[LOGO] Questions to Be Answered

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          .  What is the opportunity?

          .  Who is J.A. Webster?

          .  Why companion-pet veterinarian supplies distribution?

          .  Why J.A. Webster?

          .  What is the financial impact on Patterson?

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[LOGO] What Is the Opportunity?

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             J.A. Webster expands Patterson's growth opportunities.

          .  Parallel growth opportunity in large, fragmented market

          .  Platform for building leading national position

          . Excellent strategic fit with Patterson's core competencies in value-added distribution

               |X|  Leverage Patterson's existing distribution infrastructure

               |X|  Consistent cultures

               |X|  Strong senior management team and high-quality sales force

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[LOGO] Who Is J.A. Webster?

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       J.A. Webster is a leading value-added distributor of companion-pet veterinarian supplies.

          .  Family-owned business, established in 1946

          . Leading distributor of companion-pet veterinarian supplies in New England, mid-Atlantic states and southeastern U.S.

               |X|  Estimated 24% market share in regional markets served

               |X|  Serves over 10,000 animal health clinics in 26 states

               |X|  Strong brand identity in served markets

          .  Third largest distributor nationally

               |X|  10% national market share

          .  Top financial performer in industry

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[LOGO] Why Companion-Pet Veterinarian Supplies Distribution?

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          The dynamics of the companion-pet veterinarian supplies market are similar to those of the dental supplies market.

          .   $2.2 billion market growing at an estimated 6%-7% annually

          .   Market dynamics similar to dental supplies industry

          . Customers value relationships with sales reps that emphasize quality service

          .   Fragmented distribution and provider base

          .   Consolidation opportunities

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[LOGO] Large, Growing Market

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      J.A. Webster competes in the $2.2 billion companion-pet veterinarian supplies & equipment market that is projected to grow at 6% to 7% annually.

     Service                                          U.S. Market                            Growth
     .   Companion Pet                    Companion Pet Veterinarian Supplies                6% - 7%
                                               & Equipment - $2.2 Billion


     .   Companion Pet
     .   Large Animal (Cattle)      Veterinarian Supplies & Equipment - $4 Billion

     .   Veterinarian Supplies
     .   Professional Fees
     .   Surgery Costs                     Veterinarian Services - $12 Billion
     .   Lab Costs

     .   Veterinarian Services
     .   Pet Food                   Total Animal Health Expenditures - $23 Billion
     .   Retail Stores

Source: A.A.H.A., A.V.M.A., KPMG and J.A. Webster management estimates.

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[LOGO] Favorable Industry Characteristics:
       Companion-Pet Population: 1996

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        The companion-pet market is enormous in terms of number of pets and household ownership.

      (In millions)
       Dogs                52.9           31.6% of Households
       Cats                59.1           27.3% of Households
       Birds               12.6            4.6% of Households
       Horses               4.0            1.5% of Households


Source: A.A.H.A., A.V.M.A., KPMG and J.A. Webster management estimates.


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[LOGO] Favorable Industry Characteristics:
       Annual Veterinary Expenditures

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        Average annual veterinary expenditures have been rising steadily, reflecting the willingness of owners to spend more on their pets.

               (Per Household)    Cats            Dogs

               1991              $  80           $ 132
               1996              $ 148           $ 187
               2001E             $ 250           $ 300


Source: A.A.H.A., A.V.M.A., KPMG and J.A. Webster management estimates.


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[LOGO] Favorable Industry Characteristics:
       Veterinarians by Segment
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              Small-animal veterinarians constitute the largest and
           fastest-growing segment of the overall veterinarian market.

(In Thousands)

                     1997      2000      2005E     2010E    2015E

 Total               51.6      53.2      56.6       60.5     64.8
 Large Animal        11.7      11.7      12.0       12.0     12.1
 Small Animal        39.9      41.4      44.7       48.4     52.7




     Source: A.A.H.A., A.V.M.A., KPMG and J.A. Webster management estimates.


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[LOGO] Fragmented Distribution and Provider Base
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         J.A. Webster is well-positioned in a highly fragmented market.

                   Companion Pet Veterinarian Supplies Market

                                                            Companion Pet
            Manufacturers  Products      Channel         Veterinarian Practices

               * 500       * 10,000   Distributors   66%      * 17,000
                                         * 50

                                          Agency     23%


                                          Direct     11%


J.A. Webster:  * 400       *  8,000        Top 3              * 10,000

     Source:  A.A.H.A., A.V.M.A., KPMG and J.A. Webster management estimates.

                                              [LOGO OF PATTERSON DENTAL COMPANY]

* = greater than

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[LOGO] Typical Customer Profile

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            The typical veterinarian practice purchases $80,000 to
                        $120,000 of supplies each year.

          .  Size

               |X|  $500,000 - $750,000 revenue

               |X|  2 veterinarians

               |X|  2 veterinarian technicians

               |X|  4 - 5 other employees

          .  Pharmaceuticals and Supplies

               |X|  Represents approximately 16% of practice revenues

Source: A.A.H.A., A.V.M.A., KPMG and J.A. Webster management estimates.

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[LOGO] High Dependence on Distributors

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          Veterinarians depend heavily on distributors for purchasing supplies for their practices.


                    Top Supplier   59%
                    2nd Supplier   22%
                    3rd Supplier   11%
                    4th Supplier    5%
                    All Others      3%

Source:  DVM Newsmagazine.

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[LOGO] Why J.A. Webster?

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      Strong position in companion-pet veterinarian supplies market with business model and culture similar to Patterson's.

          .   Third largest distributor and #1 in served regional markets

          .   Strong platform for national growth

          .   Seasoned management team

          .   Productive sales force and loyal customer relationships

          .   Solid manufacturer relationships

          .   Strong financial performance

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[LOGO] Nation's Third Largest Companion-Pet Distributor

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                    J.A. Webster is positioned well within
                 its market and has significant room to grow.

                       J.A. Webster       10%
                       Burns              12%
                       Butler             17%
                       All Others (47+)   61%

Source: J.A. Webster management estimates.

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[LOGO] Seasoned Management Team

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         J.A. Webster's senior management team averages over 14 years of company experience and is highly regarded within the industry.


                                                                                     YEARS WITH
                                                                           -----------------------------
NAME                         AGE                POSITION                   J.A. WEBSTER         INDUSTRY
----                         ---         ----------------------            --------------- -------------
Jeff H. Webster              39          President                              17                 17

John A. Webster, III         41          VP, Operations                         18                 18

Scott A. Webster             36          VP, Marketing                          6                  12

Jim Herring                  49          VP, Sales                              13                 27

Doug Simmons                 55          VP, Business Development               17                 32

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[LOGO] Highly Productive Sales Force with Loyal
       Customer Relationships

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            Experienced direct sales force lies at the core of J.A.
                        Webster's value-added culture.

          .  Viewed as consultants by customers

          .  73 direct sales reps and large in-house tele-sales support

          .  Each sales rep averages 11 years of experience

          .  Average of $2 million in sales per direct sales rep

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[LOGO] Solid Manufacturer Relationships

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                 J.A. Webster is recognized as the distributor
                    of choice with the top product vendors.

                                                    [LOGO OF DEXX] [LOGO OF FORT DODGE]
  .  Highest market penetration of
     key vendor products in markets                 [LOGO OF PHOENIX PHARMACEUTICAL, INC.] [LOGO OF SCHERING]
     served
                                                    [LOGO OF Abbott Laboratories Animal Health] [LOGO OF KENDALL HEALTHCARE PRODUCTS
                                                                                                 COMPANY]
  .  Finest sales force in industry
                                                    [LOGO OF Bayer] [LOGO OF dvm]

                                                    [LOGO OF Upjohn] [LOGO OF vinbac]

                                                    [LOGO OF MERIAL] [LOGO OF Bloodworth]

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[LOGO] Historical Financial Performance - Revenues

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                                  1998A           1999A           2000A

 Total                           $ 113.3         $ 132.3         $ 148.5
 Agency Commissions              $   6.6         $   5.8         $   4.5
 Distributed Products Revenue    $ 106.8         $ 126.5         $ 144.0



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[LOGO] Historical Financial Performance - Gross Profit

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                          1998A          1999A          2000A

                      $33.7          $37.9          $41.4
                       29.8% margin   28.7% margin   27.9%  margin


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[LOGO] Historical Financial Performance - EBIT

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($ in millions)

                  1998A               1999A            2000A


                  $11.3               $9.2             $10.5
                  10.0% margin        7.0% margin      7.1% margin

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[LOGO] What Is the Financial Impact on Patterson?

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               The acquisition of J.A. Webster will be immediately
             accretive to Patterson's consolidated financial results.


        . Earnings contribution of $0.03 to $0.04 per diluted share in fiscal year 2002

        .  Potential to accelerate Patterson's revenue growth

        . Upside exists through national expansion effort and the realization of synergies


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[LOGO] Potential Synergies

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          Potential upside exists from both revenue and expense items.

       Marketing                               Operations

         .  Expand product offerings              .  Logistics / distribution

         .  Equipment business                    .  Administrative cost savings

         .  Internet / electronic order entry


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[LOGO] Conclusion

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             J.A. Webster is an excellent opportunity for Patterson.

          .  Similar growth prospects in attractive market

          .  Foundation for national expansion

          .  Fits well with Patterson's strategy of value-added distribution

               [X]  Leverage Patterson's existing distribution infrastructure

               [X]  Consistent cultures

               [X]  Seasoned management team and productive sales force



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